UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2017
COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 15, 2017, Cowen Group, Inc. (the “Company”) filed a Certificate of Amendment of its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State solely to reflect a change of its corporate name to Cowen Inc. A copy of the Certificate of Amendment of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.
Item 8.01. Other Events.
On May 16, 2017, the Company issued a press release announcing its new brand identity, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Cowen Group, Inc.

99.1	Press Release issued by Cowen Inc. on May 16, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: May 16, 2017        By:     /s/ Owen S. Littman
Name:    Owen S. Littman
Title:     General Counsel

EXHIBIT INDEX

Exhibit
No. ____                    Exhibit

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation
of Cowen Group, Inc.

99.1	Press Release issued by Cowen Inc. on May 16, 2017.

1